                              WASTE RECOVERY, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


         THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement"), made and entered into in Dallas, Texas, as of the 29th day of June, 1995, by and between Waste Recovery, Inc., a corporation organized and existing under the laws of Texas (the "Company") and Thomas L. Earnshaw (the "Participant").

         WHEREAS, Participant is now a full-time employee of the Company, and will render faithful and efficient service to the Company; and

         WHEREAS, the Company desires to continue to receive the benefit of Participant's services and to fully identify his interests with the Company's future and success; and

         WHEREAS, the Board of Directors ("Board") of the Company and the stockholders of the Company have heretofore approved the Company's 1989 Stock Plan for Employees (the "Plan") providing for, among other things, the granting of stock options under the Plan to certain employees of the Company, including officers of the Company; and

         WHEREAS, pursuant to the provisions of such Plan, the Board has granted and authorized the terms and provisions in this Agreement pursuant to
Section 422 of the Internal Revenue Code of 1986 (the "Code"):

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, it is understood and agreed as follows:

         1.      OPTION TO PURCHASE.

         (a) The Company hereby grants to Participant an irrevocable right and option ("Option") to purchase from the Company One Hundred Thousand (100,000) shares (subject, however, to adjustment as provided in Paragraph 8), of the common stock, no par value, of the Company (the "Option Shares") upon the terms and conditions herein contained.

         (b) The purchase price payable to the Company for the shares to be acquired pursuant to the exercise of this Option will be Ninety-Eight Cents ($0.98) per share, which shall be paid to the Company in the manner hereinafter described at the time of exercise. Such purchase price is referred to herein as the "Option Price".

         2.      EXERCISE OF OPTION.

         (a)     Vesting.

                 (1) Except as otherwise provided in Section 2(a)(2) below, the Option Shares will become vested in accordance with the following schedule, if as of each relevant date the Participant is still employed by the Company or any of its subsidiaries:

                          (i) As of June 29, 1996, Participant shall vest in 20,000 of the Option Shares;

                          (ii) As of June 29, 1997, Participant shall vest in an additional 20,000 of the Option Shares;

                          (iii) As of June 29, 1998, Participant shall vest in an additional 20,000 of the Option Shares;

                          (iv) As of June 29, 1999, Participant shall vest in an additional 20,000 of the Option Shares; and

                          (v) As of June 29, 2000, Participant shall vest in an additional 20,000 of the Option Shares.

                 (2) Notwithstanding Section 2(a)(1) above, upon a merger or dissolution in which the Company is not the surviving corporation, or a transfer of substantially all the assets of the Company, Participant shall vest in all of the Option Shares less any such shares as to which this Option has been previously exercised.

         (b) Exercisable Option Shares. Participant can exercise this Option on a cumulative basis to the extent hereinafter provided with respect to all or any part of the number of "Exercisable Option Shares" subject to this Option, and such right shall be a continuing one during the term of the Option as provided in paragraph 3 hereof, until this Option has been fully exercised with respect to the number of Option Shares stated in paragraph 1.
"Exercisable Option Shares" shall be the Option Shares granted in paragraph 1 and vested in accordance with paragraph 2(a) hereof, less Option Shares previously exercised.

         (c) Exercise After Participant's Death. Upon the death of Participant, this Option shall still be exercisable in full with respect to Option Shares which are Exercisable Option Shares on the date of Participant's death, and may be exercised in whole or in part by the estate of the Participant or by such person or persons to whom this Option shall be transferred by the Will of Participant, or by the applicable laws of descent and distribution, but only within one hundred eighty (180) days after the Participant's death, or within the unexpired term of this Option, whichever is shorter, at which time this

                              WASTE RECOVERY, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


         THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement"), made and entered into in Dallas, Texas, as of the 29th day of June, 1995, by and between Waste Recovery, Inc., a corporation organized and existing under the laws of Texas (the "Company") and _Sharon K. Price (the "Participant").

         WHEREAS, Participant is now a full-time employee of the Company, and will render faithful and efficient service to the Company; and

         WHEREAS, the Company desires to continue to receive the benefit of Participant's services and to fully identify his interests with the Company's future and success; and

         WHEREAS, the Board of Directors ("Board") of the Company and the stockholders of the Company have heretofore approved the Company's 1989 Stock Plan for Employees (the "Plan") providing for, among other things, the granting of stock options under the Plan to certain employees of the Company, including officers of the Company; and

         WHEREAS, pursuant to the provisions of such Plan, the Board has granted and authorized the terms and provisions in this Agreement pursuant to
Section 422 of the Internal Revenue Code of 1986 (the "Code"):

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, it is understood and agreed as follows:

         1.      OPTION TO PURCHASE.

         (a) The Company hereby grants to Participant an irrevocable right and option ("Option") to purchase from the Company Twenty Five Thousand (25,000) shares (subject, however, to adjustment as provided in Paragraph 8), of the common stock, no par value, of the Company (the "Option Shares") upon the terms and conditions herein contained.

         (b) The purchase price payable to the Company for the shares to be acquired pursuant to the exercise of this Option will be Ninety-Eight Cents ($0.98) per share, which shall be paid to the Company in the manner hereinafter described at the time of exercise. Such purchase price is referred to herein as the "Option Price".

         2.      EXERCISE OF OPTION.

         (a)     Vesting.

                 (1) Except as otherwise provided in Section 2(a)(2) below, the Option Shares will become vested in accordance with the following schedule, if as of each relevant date the Participant is still employed by the Company or any of its subsidiaries:

                          (i) As of June 29, 1995, Participant shall vest in 5,000 of the Option Shares;

                          (ii) As of June 29, 1996, Participant shall vest in an additional 5,000 of the Option Shares;

                          (iii) As of June 29, 1997, Participant shall vest in an additional 5,000 of the Option Shares;

                          (iv) As of June 29, 1998, Participant shall vest in an additional 5,000 of the Option Shares; and

                          (v) As of June 29, 1999, Participant shall vest in an additional 5,000 of the Option Shares.

                 (2) Notwithstanding Section 2(a)(1) above, upon a merger or dissolution in which the Company is not the surviving corporation, or a transfer of substantially all the assets of the Company, Participant shall vest in all of the Option Shares less any such shares as to which this Option has been previously exercised.

         (b) Exercisable Option Shares. Participant can exercise this Option on a cumulative basis to the extent hereinafter provided with respect to all or any part of the number of "Exercisable Option Shares" subject to this Option, and such right shall be a continuing one during the term of the Option as provided in paragraph 3 hereof, until this Option has been fully exercised with respect to the number of Option Shares stated in paragraph 1.
"Exercisable Option Shares" shall be the Option Shares granted in paragraph 1 and vested in accordance with paragraph 2(a) hereof, less Option Shares previously exercised.

         (c) Exercise After Participant's Death. Upon the death of Participant, this Option shall still be exercisable in full with respect to Option Shares which are Exercisable Option Shares on the date of Participant's death, and may be exercised in whole or in part by the estate of the Participant or by such person or persons to whom this Option shall be transferred by the Will of Participant, or by the applicable laws of descent and distribution, but only within one hundred eighty (180) days after the Participant's death, or within the unexpired term of this Option, whichever is shorter, at which time this

                              WASTE RECOVERY, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, made and entered into in Dallas, Texas, as of the 14th day of August, 1995, by and between Waste Recovery, Inc., a corporation organized and existing under the laws of Texas (the "Company") and Allan Shivers, Jr. (the "Grantee").

         WHEREAS, Grantee is now a non-employee member of the Board of Directors ("Board") of the Company and will render faithful and efficient service to the Company; and

         WHEREAS, the Board and the shareholders of the Company have heretofore approved the Company's 1992 Stock Plan for Non-Employee Directors (the "Plan") which provides, among other things, that at the conclusion of each Annual Meeting of Shareholders of the Company, each elected or incumbent non-employee director shall automatically be granted an option to purchase Two Thousand Five Hundred (2,500) shares of common stock, but only if the Company's net income for the fiscal year just ended was improved over the net income for the prior fiscal year; and

         WHEREAS, the above conditions have been met, and Grantee, as such a director, is entitled to receive such a stock option in accordance with the Plan;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, it is understood and agreed as follows:

         1.      OPTION TO PURCHASE.

         (a) The Company hereby grants to Grantee an irrevocable right and nonqualified option ("Option") to purchase from the Company Two Thousand Five Hundred (2,500) shares (subject, however, to adjustment as provided in paragraph 7), of the common stock, no par value, of the Company (the "Option Shares") upon the terms and conditions herein contained.

         (b) The purchase price payable to the Company for the shares to be acquired pursuant to the exercise of this Option will be One and 41/100 Dollars ($1.41) per share, which shall be paid to the Company in the manner hereinafter described at the time of exercise. Such purchase price is referred to herein as the "Option Price".

         2.      EXERCISE OF OPTION.

         (a) Exercisable Option Shares. Grantee can exercise this Option on a cumulative basis to the extent hereinafter provided with respect to all or any part of the number of "Exercisable Option Shares" subject to this Option, and such right shall be a continuing one during the term of the Option as provided in paragraph 3 hereof, until this Option has been





NONQUALIFIED STOCK OPTION AGREEMENT                                     PAGE  1
fully exercised with respect to the number of Option Shares stated in paragraph
1. "Exercisable Option Shares" shall be the Option Shares granted in paragraph 1 hereof, less Option Shares previously exercised.

         (b) Exercise After Grantee's Death. Upon the death of Grantee, this Option shall still be exercisable in full with respect to Option Shares which are Exercisable Option Shares on the date of Grantee's death, and may be exercised in whole or in part by the estate of the Grantee or by such person or persons to whom this Option shall be transferred by the Will of Grantee, or by the applicable laws of descent and distribution, but only within one hundred eighty (180) days after the Grantee's death or within the unexpired term of this Option, whichever is shorter, at which time this Option shall lapse and become void.

         3. TERM OF OPTION. Subject to the limitations contained elsewhere in this Option, this Option shall remain open and exercisable for a period of ten (10) years, through and including August 13, 2005, after which this Option shall lapse and become void.

         4.      MANNER OF EXERCISE OF OPTION.

         (a) This Option shall be exercised in whole or in part by written notice to the Company addressed to the President of the Company at such place as the Company's executive offices may then be located, such notice, in accordance with the attached exercise form, together with payment for the Option Price for the number of Option Shares being exercised and stated therein, to be delivered either personally or by registered or certified mail. Such notice, if delivered by registered or certified mail, shall be deemed to be received by the Company at the time stated in the postmark thereon, provided it is received by the Company before the expiration of the term of this Option. Such notice shall state the number of Option Shares such Grantee (or other person as may be exercising this Option) elects to exercise under this Option (such number not to exceed the maximum number of Exercisable Option Shares).

         (b) Manner of Payment. Payment for Option Shares purchased upon exercising all or part of this Option shall be made in full at the time of exercise, in cash, or, in the Company's discretion, in common stock of the Company owned by the Grantee, valued as of the close of business on the immediately preceding business day, and such other forms of consideration having a current value equal to the option price as may be suitable to the Board, or in any combination of the foregoing. No Option Shares may be delivered until full payment of the purchase price thereof has been made.


         5. RIGHTS AS A STOCKHOLDER. After receipt of the notice of exercise as provided in paragraph 4 above, the Company shall cause to be issued and delivered such certificates, in such denominations as Grantee may direct, representing the number of fully-paid, nonassessable shares of common stock which the Grantee is entitled to receive, registered in the name of Grantee, but Grantee shall have no right as a stockholder with respect to any such shares until the issuance of such stock certificates, and no adjustment





NONQUALIFIED STOCK OPTION AGREEMENT                                     PAGE  2
shall be made for cash dividends or other rights for which the record date is prior to the time such stock certificates are issued, except as provided herein. The Company agrees to issue such stock certificates within thirty (30) business days after such receipt of notice of the exercise of this Option, along with payment. Each certificate shall be issued in the name of Grantee so exercising this Option, or in the name of Grantee and his spouse as joint tenants, if Grantee should so request.

         6.      RESTRICTIONS ON OPTION AND SHARES.

         (a) This Option shall not be transferred by Grantee other than by Will or by the applicable laws of descent and distribution or a qualified domestic relations order as defined in the Internal Revenue Code ("QUADRO"), and can be exercised during his lifetime only by Grantee, his guardian or legal representative, or the QUADRO beneficiaries. This Option shall not be subject to any claim of any creditor of Grantee; shall not be subject to attachment, garnishment or other legal or equitable process by or on behalf of any such creditor; and shall not in anywise be liable for or subject to the debts, contracts, liabilities, engagements or torts of Grantee. This Option shall not be pledged, hypothecated, or otherwise encumbered, and any attempt to do so shall be void.

         (b) Holding Period. Since the Grantee is a director of the Company, the Option Shares shall not be sold or disposed of within six months of the date of this Agreement.

         7.      CAPITAL ADJUSTMENTS AND REORGANIZATIONS.

         (a) The Option Shares covered by this Option, and the Option Price, shall be adjusted to reflect, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company, in accordance with the Plan.

         (b) Nothing in this paragraph 7 shall in any way extend the time within which this Option must be exercised as provided in Paragraph 3 above.

         8. WITHHOLDING TAX. Should the Company be required to withhold any tax pursuant to the exercise of this Option by Grantee, as a condition to the Company's obligation to deliver shares upon such exercise, Grantee agrees to make arrangements satisfactory to the Board to insure that the amount required to be withheld is made available to the Company for timely payment. If agreeable to the Board, Grantee shall be allowed to deliver shares of the Company's common stock previously owned by Grantee, or Option Shares from the exercise of this Option, for the payment of such withholding tax.

         9. DISSOLUTION OR MERGER. In the event that, prior to the delivery by the Company of all the Option Shares in respect of which Options are granted, a merger or dissolution in which the Company is not the surviving Corporation shall occur, or a transfer of substantially all the assets of the Company shall occur:





NONQUALIFIED STOCK OPTION AGREEMENT                                    PAGE  3

         (a) If provision be made in writing in connection with such transaction for the assumption and continuance of the Option hereby granted, or the substitution for such Option of a new option covering the shares of the successor corporation, with appropriate adjustment as to number and kind of shares and prices, this Option, or the new option substituted therefore, as the case may be, shall continue in the same manner and under the terms provided.

         (b) In the event provision is not made in such transaction for the continuance and assumption of this Option or for the substitution of an option covering the shares of the successor corporation, then Grantee shall be entitled within a reasonable period of time, prior to the effective date of any such transaction, to purchase the full number of Exercisable Option Shares, failing which purchase, any unexercised portion thereof shall be deemed canceled as of such effective transaction date.

         10. EARLY TERMINATION. This Option will terminate, as to any unexercised portion, thirty (30) days following the voluntary resignation of Grantee from the Board.

         11. PLAN. The Option provided for in this Agreement is granted pursuant to the Plan, as amended, which was adopted by the Board effective March 10, 1992, and approved by the shareholders on May 18, 1992. The terms and provisions of the Plan are incorporated by reference herein, and in the case of any conflict between the terms and conditions of this Agreement and those of the Plan, those of the Plan shall prevail and be controlling.

         12. GENDER AND NUMBER. Whenever the masculine, feminine or neuter gender, or the singular or plural number is used herein, the application of one shall include the application of the other as the context so indicates.

         13. NOTICES. Any notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the Company at its principal place of business, to the attention of the President. All notices to the Grantee or other person or persons then entitled to exercise the Option, shall be delivered to the Grantee or such other person or persons at the Grantee's address below specified.

         14. APPLICATION. If any provision of this Agreement, or the application to any entity, individual or circumstance shall be invalid or unenforceable to any extent, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable. The remainder of this Agreement, and the application of such provision to other entities, persons or circumstances, shall not be affected thereby, and shall be enforced to the greatest extent permitted by law.

         15. BOARD OF DIRECTORS. The term "Board" or "Board of Directors" means the Board of Directors of the Company, or its properly authorized committee or representative.

         16. LAW GOVERNING; VENUE. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS





NONQUALIFIED STOCK OPTION AGREEMENT                                    PAGE  4

AND APPLICABLE FEDERAL LAW, AND SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS.

         IN WITNESS WHEREOF, this Agreement is executed in duplicate originals as of the date and year first above shown.


ATTEST:                                              WASTE RECOVERY, INC.


By:                                             By:
   --------------------------                      -----------------------------
      John E. Cockrum                                Thomas L. Earnshaw
      Secretary                                      President

                                                     309 South Pearl Expressway
                                                     Dallas, Texas  75201



                                                Grantee:

                                                --------------------------------
                                                (signature)


                                                --------------------------------
                                                (printed name)


                                                --------------------------------


                                                --------------------------------
                                                (address)






NONQUALIFIED STOCK OPTION AGREEMENT                                   PAGE  5

                                 EXERCISE FORM


                 (To be executed by the registered owner to purchase Common Stock pursuant to the Nonqualified Stock Option Agreement)




Waste Recovery, Inc.
309 South Pearl Expressway
Dallas, Texas  75201

Attention:  President


         The undersigned hereby: (1) irrevocably subscribes for __________________ shares of your Common Stock pursuant to his or her Nonqualified Stock Option granted August 14, 1995, and encloses payment of $___________________ therefor, or other sufficient consideration agreed to by you in writing; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below;
(3) requests that if such number of shares is not all of the shares purchasable hereunder, a new Option of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below; (4) agrees that the certificate(s) for shares of Common Stock may bear a legend in substantially this form:

                 THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW OR (2) AN OPINION (SATISFACTORY TO THE COMPANY) OF COUNSEL (SATISFACTORY TO THE COMPANY) THAT REGISTRATION IS NOT REQUIRED;

(5) acknowledges that I have received the Company's: annual report for its last fiscal year (including financial statements prepared by independent certified public accountants); most recent definitive proxy statement filed therewith; all interim quarterly reports on Form 10-Q filed since such annual report; and information on the use of proceeds from this sale. I have requested and been advised of any material changes in the Company's affairs since the date of such documents; and have received or had made available to me all financial or other information which I consider necessary to an informed judgment as to the investment merits of this exercise of Option; and (6) represents and warrants to the Company that with respect to legended shares, I am acquiring the shares pursuant to this Option for my own account for investment; I am not acquiring such shares with a





EXERCISE FORM                                                          PAGE  1
view to, or in connection with, any offering or distribution; and I have no present intention of selling or otherwise disposing of any of such shares.



Date:
     -----------------------            ---------------------------------------
                                        (Please sign exactly as name appears on
                                        Option)




                                        ---------------------------------------
                                        Printed Name



                                        ---------------------------------------
                                        Address


                                        ---------------------------------------
                                        Address


                                        ---------------------------------------
                                        Taxpayer ID No.






EXERCISE FORM                                                          PAGE  2